UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2008

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

The information provided in Item 2.01 below is incorporated by reference herein.

Item 2.01

Completion of Acquisition or Disposition of Assets

On May 30, 2008, International Isotopes Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Sequoyah Fuels Corporation, a Delaware corporation ("Sequoyah"), pursuant to which the Company purchased certain assets related to Sequoyah's depleted uranium hexafluoride to depleted uranium tetrafluoride conversion facility located in Gore, Oklahoma ("Acquired Assets").  In consideration for the Acquired Assets, the Company paid Sequoyah $900,000 cash.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 99.1.

On June 3, 2008, the Company and Sequoyah entered into the First Amendment to the Asset Purchase Agreement (the "First Amendment"), which amended Section 9.2 of the Purchase Agreement, relating to the press releases and public announcements allowed by the parties to the Purchase Agreement.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, which is attached as Exhibit 99.2.

On May 30, 2008, the Company and Sequoyah entered into a Technical Support Services Agreement (the "Technical Support Agreement"), pursuant to which Sequoyah will perform up to 500 hours of certain technical services to support the Acquired Assets.  The parties agreed that the consummation of the transactions contemplated by the Purchase Agreement is adequate consideration for the services to be provided under the Technical Support Agreement and no separate consideration will be given.

The foregoing description of the Technical Support Agreement is not complete and is qualified in its entirety by reference to the Technical Support Agreement, which is attached as Exhibit 99.3.

Item 9.01

Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements with respect to the transaction described in Item 2.01 will be filed by the Company no later than August 15, 2008.

(b) Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 will be filed by the Company no later than August 15, 2008.

(d) Exhibits

99.1

Asset Purchase Agreement, dated May 30, 2008

99.2

First Amendment to the Asset Purchase Agreement, dated June 3, 2008

99.3

Technical Support Services Agreement, dated May 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Isotopes, Inc.

Date: June 5, 2008	By: /s/ Steve T. Laflin Steve T. Laflin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Asset Purchase Agreement, dated May 30, 2008

99.2	First Amendment to the Asset Purchase Agreement, dated June 3, 2008

99.3	Technical Support Services Agreement, dated May 30, 2008